SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2014

KALEX CORP.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52177	13-3305161
(Commission File Number)	(I.R.S. Employer Identification No.)

330 E 33rd Street Suite 15M New York, NY	10016
(Address of Principal Executive Offices)	(Zip Code)

212-686-7171
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On February 25, 2014, Kalex Corp. (“Company”) received notice from the U.S. Securities and Exchange Commission (“SEC”) informing the Company that effective February 13, 2014 the Public Company Accounting Oversight Board (the "PCAOB") revoked the registration of our independent auditor Labrozzi & Co., P.A.. As a result of the revocation, the Company can no longer include the audit reports of Labrozzi & Co., P.A in the Company's filings with the SEC. In addition, as a result of the foregoing the Company will be required to have its financial statements for the year ended June 30, 2012 re-audited by a firm that is registered with the PCAOB. As a result of the foregoing the Company, with the approval of its board of directors dismissed Labrozzi & Co., PA. At this time the Company is seeking a new independent auditor and has begun its search for an independent accountant to audit the Company's financial statements and to perform reviews of interim financial statements.

Other than an explanatory paragraph included in Labrozzi & Co., PA audit reports for the Company's fiscal year ended June 30, 2012 and 2011 relating to the uncertainty of the Company's ability to continue as a going concern, the audit reports of Labrozzi & Co., PA on the Company's financial statements for the last two fiscal years ended June 30, 2011 and 2012, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended June 30, 2012 and 2011 and through February 13, 2014, there were no disagreements with Labrozzi & Co., PA on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to Labrozzi & Co., PA's satisfaction, would have caused them to make references to the subject matter in connection with their reports of the Company's consolidated financial statements for such years.

In addition, the Company believes there were no other reportable events as defined in Item 304 of Regulation S-K.

The Company has provided Labrozzi & Co., PA with a copy of the foregoing statements and requested that Labrozzi & Co., PA provide it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. To date, we have not received such letter, but upon receipt of a copy of Labrozzi & Co., PA's letter, it will be filed as Exhibit 12.1 to an Amendment to this Current Report on Form 8-K.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

KALEX CORP.

Date: March 3, 2014	By:	/s/ Arnold F. Sock
Name: Arnold F. Sock
Title: President

 3